Note 3 - Credit Facility	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

Note 3. Credit Facility

Avalon currently has a $1.0 million unsecured line of credit agreement with The Huntington National Bank. Interest on borrowings accrues at LIBOR plus 1.75%. The agreement provides for a minimum interest rate of 3.25%. The line of credit contains certain financial and other covenants, customary representations, warranties and events of defaults. Avalon was in compliance with the debt covenants at December 31, 2013. The line of credit is renewed annually. At December 31, 2013 and December 31, 2012, there were no borrowings under the line of credit.